UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K
                   (Amending Form 8-K filed on June 11, 1999)

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):         June 4, 1999

                         APPLIED DIGITAL SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Missouri
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                 (State or other jurisdiction of incorporation)

                                   000-26020
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                            (Commission File Number)

                                   43-1641533
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                       (IRS Employer Identification No.)

         400 Royal Palm Way, Suite 410, Palm Beach, Florida  33480
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              (Address of principal executive officers)    (Zip Code)


Registrant's telephone number, including area code:       561-366-4800


                       Applied Cellular Technology, Inc.
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                                 (Former Name)

Item 7.  Financial Statements and Exhibits.

On June 11, 1999, the Registrant, Applied Digital Solutions, Inc. (formerly Applied Cellular Technology, Inc.) filed a Current Report on Form 8-K reporting the acquisition of Bostek, Inc. and Micro Components International, Incorporated (collectively, "Bostek"). By this amendment, the Registrant is filing the required financial statements and pro forma financial information.


         (a)   Financial Statements of Businesses Acquired

               Financial statements of Bostek for the year ended December 31, 1998 are attached as Exhibit 99.3 hereto.

         (b)   Pro Forma Financial Information

               Pro forma  financial  information  is  attached  as Exhibit  99.4 hereto.

         (c)   Exhibits

               99.3 Financial Statements of Bostek for the year ended December 31, 1998.

               99.4 Pro forma financial information

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 APPLIED DIGITAL SOLUTIONS, INC.
                                                 (Registrant)

Date: August 11, 1999                              /s/ Michael Krawitz
                                                 -------------------------------
                                                 Assistant Vice President
                                                    and General Counsel